EXHIBIT 99.1


                               Color Imaging, Inc.
                 Form 10-Q - First Quarter Ended March 31, 2003


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Sueling Wang, certify that:

     The Form 10-Q of Color Imaging, Inc. for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

     The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Color Imaging, Inc. for the periods presented.

This   certification  is  being  furnished   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Color Imaging, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.




                                        /S/ SUELING WANG
                                        ---------------------------------------
                                        Sueling Wang
                                        President (principal executive officer)
Date: April 30, 2003





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